UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2017

RF INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)
7610 Miramar Road, Bldg. 6000 San Diego, California 92126-4202 (Address of Principal Executive Offices) (858) 549-6340 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 8, 2017, RF Industries, Ltd. (the “Company”), with the approval of its Board of Directors, entered into indemnification agreements with (1) all directors (Marvin H. Fink, Howard F. Hill, William L. Reynolds, Gerald T. Garland and Joseph Benoit) in connection with their roles as members of the Board of Directors; (2) Robert Dawson in connection with his role as the Company’s President and Chief Executive Officer; and (3) Mark Turfler in connection with his role as the Company’s Chief Financial Officer and Corporate Secretary (the “Indemnification Agreements”). A copy of the form of Indemnification Agreement entered into with the foregoing persons is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Indemnification Agreement provides, among other things, that the Company will indemnify each such director and executive officer (the “Indemnitee”) to the fullest extent permitted by law if Indemnitee is a party to or threatened to be made a party to any proceeding (including a proceeding by or in the right of the Company to procure a judgment in its favor) against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the proceeding, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe that Indemnitee’s conduct was unlawful. In addition, and subject to certain limitations, the Indemnification Agreement requires the Company to advance expenses incurred by or on behalf of the indemnitee in connection with any proceeding and the reimbursement to the Company of the amounts advanced (without interest) to the extent that it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Company.

The Indemnification Agreement is not exclusive of any other rights to indemnification or advancement of expenses to which Indemnitee may be entitled, including any rights arising under the applicable law of the State of Nevada, the Company’s Articles of Incorporation or Bylaws, a vote of stockholders or a resolution of the Board of Directors, or otherwise.

The foregoing description is qualified in its entirety by reference to the full text of the Form of Indemnification Agreement, which is attached as an exhibit hereto and incorporated in this Item 1.01 by reference.

Item 2.02	Results of Operations and Financial Condition.

On September 12, 2017, the Company issued a press release announcing information regarding the Company's financial results for the third quarter and nine months ended July 31, 2017. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 2.02, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 8, 2017, the Company’s Board of Directors granted Howard F. Hill, the Company’s interim Chief Executive Officer through July 17, 2017, a non-qualified option (the “Option”) to purchase 15,000 shares of the Company’s common stock. Effective July 17, 2017, Robert D. Dawson was appointed as the Company’s new President and Chief Executive Officer. The Option was granted to Mr. Hill in consideration for his advisory services rendered, and to be rendered, from July 17, 2017 through October 31, 2017 in connection with the transition of the chief executive officer’s duties to Mr. Dawson. The Option was fully vested on the date of grant, has a term of five years, and an exercise price of $1.80 (the closing trading price of the Company’s common stock on the date of grant).

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On September 8, 2017, the Company held its Annual Meeting at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, CA 90501. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on July 27, 2017. At the Annual Meeting, 8,000,345 shares, or approximately 90.5% of all outstanding shares of common stock, were present either in person or by proxy. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

•	Proposal 1: to elect Marvin H. Fink and Gerald T. Garland to the Company’s Board of Directors as Class I directors, for a three-year term expiring at the 2020 Annual Meeting;

•	Proposal 2: a proposal to approve an amendment to the Company’s 2010 Stock Incentive Plan to increase the number of shares of common stock available for issuance under the plan to 3,000,000 shares;

•	Proposal 3: a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers;

•	Proposal 4: a proposal to ratify CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2017.

Voting Results

Proposal 1: Marvin H. Fink and Gerald T. Garland were elected as directors on the following vote:

•	Marvin H. Fink was elected with 3,718,823 “FOR” votes and 561,612 “WITHHELD” votes;

•	Gerald T. Garland was elected with 4,129,868 “FOR” votes and 150,567 “WITHHELD” votes.

In addition, there were 3,719,910 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 2,779,524 “FOR” votes, 1,486,532 “AGAINST” votes and 14,379 “ABSTAIN” votes. There were 3,719,910 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 3,886,847 “FOR” votes, 360,688 “AGAINST” votes and 32,900 “ABSTAIN” votes. There were 3,719,910 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 7,816,030 “FOR” votes, 159,129 “AGAINST” votes and 25,186 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Indemnification Agreement
99.1	Press Release of RF Industries, Ltd. dated September 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 12, 2017	By:	/s/ Robert Dawson
Robert Dawson
President and Chief Executive Officer